UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2003



                              BANDAG, INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



              Iowa                       1-7007                   42-0802143
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File            (IRS Employer
         incorporation)                  Number)             Identification No.)



                2905 North Highway 61, Muscatine, Iowa 52761-5886
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (563) 262-1400

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
------    ------------------------------------------------------------------

          a.   Not applicable.
          b.   Not applicable.
          c.   See Exhibit Index on page 3.

Item 12.  Results of Operations and Financial Condition.
-------   ---------------------------------------------

On October 16, 2003, Bandag, Incorporated issued a press release reporting financial results for the quarterly period ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BANDAG, INCORPORATED
                                    (Registrant)


                                    By: /s/ Warren W. Heidbreder
                                        ----------------------------------------
                                        Warren W. Heidbreder
                                        Vice President, Chief Financial Officer

Date:  October 17, 2003


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
                                  Exhibit Index
                                  -------------

Exhibit
Number              Exhibit
------              -------

99                  Press Release dated October 16, 2003



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